UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February 2012 NASDAQ: MBFI Investor Conference

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made

Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Strong operating earnings and performance metrics Well-positioned for opportunistic acquisitions Consolidator of six failed banks. Track record of being disciplined acquirer and experienced integrator. Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team Company Highlights 2 Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn in 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust MBFI 2011 Peer Median 2011 Pre-tax, pre-provision operating earnings - fully tax equivalent basis to average assets 1.94% 1.66% Net interest margin - fully tax equivalent basis 3.90% 3.51% Cost of funds 0.70% 0.90% Core operating expenses, net of fees to average assets 1.46% 1.68% December 31, 2011 December 31, 2010 Tangible common equity to tangible assets 8.4% 7.5% Noninterest bearing deposits to total deposits 24.7% 20.7% Time deposits to total deposits 30.9% 36.6% December 31, 2011 December 31, 2010 Non-performing loans to total loans 2.2% 5.5% Non-performing assets to total assets 2.1% 4.2% Allowance for loan losses to non-performing loans 98.0% 53.0%

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 58% of deposits Provides 14% of loans High percentage of core funding Low reliance on CDs Focused on low-cost deposits, deposit service fees, and business banking, and card services Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +9.3% CAGR in commercial loans since 2002 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 81 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Principal lines of business Chicago MSA – 87 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of December 31, 2011

Company Strategy Focus on profitable growth in our key lines of business. Accelerate growth of our fee business revenue/profits. Promising areas include: Leasing Wealth Management Capital Markets International Services Card Services Continue to optimize balance sheet to improve long-term profitability. Improve an already strong deposit base. Increase deposit customer “stickiness.” Keep funding cost among the lowest in the market. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Asset Quality Statistics 5 Source: Company filings, SNL Financial NPL composition December 31, 2011 Asset quality ratios December 31, 2011 December 31, 2010 Non-performing loans to total loans 2.2% 5.5% Non-performing assets to total assets 2.1% 4.2% Allowance for loan losses to non-performing loans 98.0% 53.0% Quarterly Non-performing Trends

MB has achieved steady growth in PTPP operating earnings despite challenging market conditions ... 6 Net non-interest expense / average assets2 (%) Core fee income / total revenue - FTE (%) Asset yields (%) Source: Company filings, SNL Financial Note: Chicago peers consist of public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn at December 31, 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Pre-tax, pre-provision operating earnings = net income before taxes, on a fully tax equivalent basis, excluding credit loss provision, non-core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance and non-core other expense 2 Net non-interest expense/average assets = (core other expense – core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance)/average assets Pre-tax, pre-provision operating earnings - FTE / average assets1 (%) Cost of funds (%) MBFI Chicago Peers Median Net interest margin - FTE (%) 1.64 1.58 1.35 1.97 1.94 1.69 1.49 1.28 1.36 1.55 1.66 1.53 2006 2007 2008 2009 2010 2011 24 26 26 24 24 26 25 24 26 25 23 24 2006 2007 2008 2009 2010 2011 6.88 7.01 5.80 4.59 4.82 4.59 6.90 7.05 5.80 5.00 4.82 4.54 2006 2007 2008 2009 2010 2011 3.36 2.66 1.67 0.99 0.70 3.51 3.87 2.86 1.73 1.13 0.90 3.67 2006 2007 2008 2009 2010 2011 3.52 3.16 2.97 3.83 3.90 3.49 3.24 2.99 3.04 3.51 3.51 3.33 2006 2007 2008 2009 2010 2011 1.31 1.26 1.22 1.33 1.37 1.46 1.53 1.51 1.56 1.44 1.71 1.68 2006 2007 2008 2009 2010 2011

MB Financial has maintained stronger capital levels than peers 7 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn in 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.9 6.3 5.6 6.2 7.5 8.4 5.8 5.9 4.6 5.5 7.3 7.6 2006 2007 2008 2009 2010 2011 7.5 7.4 7.1 8.8 10.9 12.5 7.4 7.3 5.4 6.5 8.8 9.7 2006 2007 2008 2009 2010 2011 11.8 11.6 14.1 15.5 17.8 19.4 11.6 11.6 13.1 13.6 14.0 14.0 2006 2007 2008 2009 2010 2011 10.5 9.8 12.1 13.5 15.8 17.4 9.9 9.6 10.9 11.4 12.3 11.8 2006 2007 2008 2009 2010 2011

8 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn at December 31, 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust NPAs / Assets (%) Reserves/Loans (%) Reserves / NPLs (%) Credit metrics better than local peers Reserves / Loans (%) NPLs / Loans (%) MBFI Chicago Peers Median 0.31 0.33 1.71 2.84 4.21 2.12 0.34 0.69 1.96 3.72 3.93 2.93 2006 2007 2008 2009 2010 2011 275 266 99 65 53 98 245 141 61 62 66 91 2006 2007 2008 2009 2010 2011 1.19 1.16 2.31 2.71 2.90 2.13 1.14 1.16 1.78 2.71 2.75 2.27 2006 2007 2008 2009 2010 2011 0.43 0.44 2.34 4.16 5.48 2.17 0.49 0.86 2.71 4.41 4.55 3.03 2006 2007 2008 2009 2010 2011

9 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings opportunities Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

10 2001 2002 2004 2006 2008 First SecurityFed Financial (Chicago, IL) January 9, 2004 $67mm in stock; $73mm cash Acquired $501mm in assets and $314mm in deposits First Lincolnwood (Lincolnwood, IL) December 27, 2001 $35mm all cash Acquired $227mm in assets and $183mm in deposits South Holland Bancorp (South Holland, IL) November 1, 2002 $93mm all cash Acquired $532mm in assets and $454mm in deposits First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 $297mm in stock; $74mm cash Acquired $2,362mm in assets and $1,914mm in deposits Heritage Community Bank (Glenwood, IL) February 27, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $158mm in loans (net of discount) and $209mm in core deposits Source: Company filings Note: Transaction dates indicate announcement date Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 Asset management firm with approximately $960mm in assets under management Acquired 80% interest LaSalle Systems Leasing, Inc. July 22, 2002 $31mm cash, $5mm MBFI stock, $4mm in deferred payments Track record of being a disciplined acquirer and experienced integrator InBank (Oak Forest, IL) September 4, 2009 FDIC-assisted transaction Acquired $101mm in loans (net of discount) and $122mm in core deposits Corus Bank (Chicago, IL) September 11, 2009 FDIC-assisted transaction Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits 2009 Benchmark Bank (Aurora, IL) December 4, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $104mm in loans (net of discount) and $95mm in core deposits 2010 Broadway Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $786mm in loans (net of discount) and $202mm in core deposits New Century Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $407mm in loans (net of discount) and $270mm in core deposits MidCity Financial (Chicago, IL) April 19, 2001 $275mm all stock Merger of equals Combined assets and deposits of $3,465mm and $2,822mm, respectively

Summary Premier middle-market franchise in Chicago MSA Strong operating earnings and performance metrics Well-positioned for opportunistic acquisitions Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team 11

Appendix 12

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; core fee income; total revenue on a fully tax equivalent basis; ratio of core fee income to total revenue on a fully tax equivalent basis; pre-tax, pre-provision operating earnings on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets and average assets, with net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest income components of these ratios and from the calculations of core fee income and pre-tax, pre-provision operating earnings, the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios and from the calculation of pre-tax, pre-provision operating earnings and the tax equivalent adjustment for tax-exempt interest income and increase in cash surrender value of life insurance included in the net interest income and non-interest income components of these ratios and from the calculation of pre-tax, pre-provision operating earnings; and ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets. Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustments to net interest margin, pre-tax, pre-provision operating earnings, other income and total revenue recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that others within the banking industry present these measures on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management believes that pre-tax, pre-provision operating earnings are a useful measure in assessing our operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for credit losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other (fee) income and other expense are useful in assessing our operating performance and in understanding the primary drivers of our other (fee) income and other expense when comparing periods. 13

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the non-interest income components and excluding the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from the other non-interest expense components of the ratio of annualized net non-interest expense to average assets and pre-tax, pre-provision operating earnings to risk-weighted assets and average assets as well as the calculation of pre-tax, pre-provision operating earnings, and, in the case of the income-related items, the calculation of core fee income, this information better reflects our operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 14 Net interest margin 2006 2007 2008 2009 2010 2011 Net interest margin 3.41% 3.22% 3.03% 2.85% 3.72% 3.75% Plus: tax equivalent effect 0.11% 0.11% 0.13% 0.12% 0.11% 0.15% Net interest margin, fully tax equivalent 3.52% 3.33% 3.16% 2.97% 3.83% 3.90%

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 15 $ 792,068 $ 740,760 December 31, 2006 2007 2008 2009 2010 2011 Common stockholders' equity - as reported $ 846,952 $ 862,369 $ 875,799 $ 1,057,658 $ 1,150,682 $ 1,198,308 Less: goodwill 379,047 379,047 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 18,756 16,479 16,754 24,510 22,853 19,171 Tangible common equity $ 449,149 $ 466,843 $ 471,976 $ 646,079 $ 740,760 $ 792,068

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 16 $ 9,426,832 $ 9,910,442 December 31, 2006 2007 2008 2009 2010 2011 Total assets - as reported $ 7,978,298 $ 7,834,703 $ 8,819,763 $ 10,865,393 $ 10,320,364 $ 9,833,072 Less: goodwill 379,047 379,047 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 18,756 16,479 16,754 24,510 22,853 19,171 Tangible assets $ 7,580,495 $ 7,439,177 $ 8,415,940 $ 10,453,814 $ 9,910,442 $ 9,426,832

Non-GAAP Disclosure Reconciliations (continued) 17 Net Non-interest Expense to Average Assets Calculation (in thousands) 2006 2007 2008 2009 2010 2011 Non-interest expense 152,218 $ 191,506 $ 183,390 $ 223,750 $ 258,776 $ 269,633 $ Adjustment for FDIC special assessment - - - 3,850 - - Adjustment for contributions to MB Financial Charitable Foundation - 4,500 - - - - Adjustment for executive separation agreement expense - 5,908 - - - - Unamortized issuance costs related to redemption of trust preferred securities - 1,914 - - - - Adjustment for impairment charges - - - 4,000 - 1,594 Adjustment for increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 (40) Non-interest expense - as adjusted 151,725 178,575 185,047 215,190 258,214 268,079 Other income 64,376 83,528 80,393 127,154 185,756 109,106 Less net (losses) gains on securities available for sale (445) (3,744) 1,130 14,029 18,648 640 Less net gains (losses) on sale of other assets 860 10,097 (1,104) (13) 630 283 Less net gain on sale of loans held for sale - - - - - 1,790 Less net gains (losses) on other real estate owned 222 140 455 (429) (9,284) (13,613) Less acquisition related gains - - - 28,547 62,649 - Less increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 (40) Other income - as adjusted 63,246 76,426 81,569 84,310 112,551 120,046 Less tax equivalent adjustment on the increase in cash surrender value of life insurance 2,134 2,694 2,853 1,324 1,893 2,357 Net non-interest expense 86,345 $ 99,455 $ 100,625 $ 129,556 $ 143,770 $ 145,676 $ Average assets 6,602,070 7,910,610 8,240,344 9,777,288 10,506,028 9,956,133 Net non-interest expense to average assets 1.31% 1.26% 1.22% 1.33% 1.37% 1.46%

Non-GAAP Disclosure Reconciliations (continued) 18 Pre-Tax, Pre-Provision Operating Earnings (in thousands) 2006 2007 2008 2009 2010 2011 Income (loss) before income taxes 90,237 $ 85,015 $ (7,830) $ (77,844) $ 20,552 $ 43,996 $ Provision for credit losses 10,100 19,313 125,721 231,800 246,200 120,750 Pre-tax, pre-provision earnings 100,337 104,328 117,891 153,956 266,752 164,746 Tax equivalent adjustment on tax-exempt interest income 6,191 7,728 9,890 10,625 10,458 13,188 2,134 2,694 2,853 1,324 1,893 2,357 Pre-tax, pre-provision earnings on a fully tax equivalent basis 108,662 114,750 130,634 165,905 279,103 180,291 Non-core other income Net gains (losses) on other real estate owned 222 140 455 (429) (9,284) (13,613) Net (losses) gains on securities available for sale (445) (3,744) 1,130 14,029 18,648 640 Net gain (loss) on sale of other assets 860 10,097 (1,104) (13) 630 283 Net gain on sale of loans held for sale - - - - - 1,790 Acquisition related gains - - - 28,547 62,649 - Increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 (40) Total non-core other income 1,130 7,102 (1,176) 42,844 73,205 (10,940) Non-core other expense FDIC special assessment - - - 3,850 - - Contributions to MB Charitable Foundation - 4,500 - - - - Executive separation agreement expense - 5,980 - - - - Unamortized issuance costs related to redemption of trust preferred securities - 1,914 - - - - Impairment charges - - - 4,000 - 1,594 Increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 (40) Total non-core other expense 493 13,003 (1,657) 8,560 562 1,554 Pre-tax, pre-provision operating earnings 108,025 $ 120,651 $ 130,153 $ 131,621 $ 206,460 $ 192,785 $ Average Assets 6,602,070 $ 7,910,610 $ 8,240,344 $ 9,777,288 $ 10,506,028 $ 9,956,133 $ Annualized pre-tax, pre-provision operating earnings to average assets 1.64% 1.53% 1.58% 1.35% 1.97% 1.94% Tax equivalent adjustment on the increase in cash surrender value of life insurance

Non-GAAP Disclosure Reconciliations (continued) 19 Core fee income (in thousands) 2006 2007 2008 2009 2010 2011 Other income 64,376 $ 83,528 $ 80,393 $ 127,154 $ 185,756 $ 109,106 $ Less net (losses) gains on securities available for sale (445) (3,744) 1,130 14,029 18,648 640 Less net gains (loss) on sale of other assets 860 10,097 (1,104) (13) 630 283 Less net gain on sale of loans held for sale (A) - - - - - 1,790 Less (losses) net gains on other real estate owned (B) 222 140 455 (429) (8,511) (9,971) Less (losses) net gains on other real estate owned related to FDIC transactions (B) - - - - (773) (3,642) Less acquisition related gains - - - 28,547 62,649 - Less increase (decrease) in market value of assets held in trust for deferred compensation (A) 493 609 (1,657) 710 562 (40) Core fee income 63,246 $ 76,426 $ 81,569 $ 84,310 $ 112,551 $ 120,046 $ The following letters denote the corresponding line items where these non-core other income items reside in the consolidated statements of income: (A) - Other operating income (B) - Net loss recognized on other real estate owned

Non-GAAP Disclosure Reconciliations (continued) 20 Total revenue, fully tax equivalent reconciliation (in thousands) 2006 2007 2008 2009 2010 2011 Net interest income 188,179 $ 212,306 $ 220,888 $ 250,552 $ 339,772 $ 325,273 $ Plus: tax equivalent effect 6,191 7,728 9,890 10,625 10,458 13,188 Net interest income, fully tax equivalent 194,370 220,034 230,778 261,177 350,230 338,461 Core fee income 63,246 76,426 81,569 84,310 112,551 120,046 2,134 2,694 2,853 1,324 1,893 2,357 Total revenue, fully tax equivalent 259,750 $ 299,154 $ 315,200 $ 346,811 $ 464,674 $ 460,864 $ Core fee income to total revenue, fully tax equivalent 24% 26% 26% 24% 24% 26% Plus: tax equivalent adjustment on the increase in cash surrender value of life insurance

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February 2012 NASDAQ: MBFI Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of February, 2012.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)